Variable Annuity II
Advantage II Variable Annuity
Advantage III Variable Annuity
National Advantage Variable Annuity

Flexible Premium Deferred Variable Annuity
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account C

Supplement dated January 7, 2010
to Prospectuses Dated May 1, 2009

With respect to the Janus Growth and Income Portfolio, this supplement will alter the prospectuses listed above in the following manner:

The Board of Trustees of Janus Aspen Series has notified Us that they have approved a plan to liquidate and terminate the Janus Aspen Growth and Income Portfolio (the “Portfolio”) pursuant to which the Portfolio will be liquidated on or about April 30, 2010.

In preparation for this liquidation, effective March 11, 2010, Midland National will be closing this Portfolio to all investors. If You previously elected to have transfers made to the Portfolio under an automatic investment program or have premium payments directed to the Portfolio, then We ask that You submit new instructions to Us for such program prior to March 11, 2010. If We do not receive new instructions from You by March 11, 2010, then transfers or premium payments received after March 11, 2010 that were previously directed to the Janus Aspen Growth and Income Portfolio will be redirected to the Fidelity VIP Money Market Portfolio. Similarly, any other amounts (such as new premiums or transfers) directed to the Portfolio will be redirected and allocated to the Fidelity VIP Money Market Portfolio.

On page two of the prospectus, under Separate Account Investment Portfolios, the following Portfolio will be closed to new investors as of March 11, 2010 and the Portfolio will be liquidated on or about April 30, 2010.

Janus Aspen Growth and Income Portfolio

Under the section titled, Investment Policies of the Portfolios, the following Portfolio will be closed to new investors as of March 11, 2010 and the Portfolio will be liquidated on or about April 30, 2010.

Janus Aspen Series
Janus Aspen Growth and Income Portfolio	Seeks long-term capital growth and current income.

Please retain this supplement for future reference.